UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2013

HORIZON LINES, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2013, William A. Hamlin was appointed as Executive Vice President and Chief Operating Officer of Horizon Lines, Inc. (the “Company”). Mr. Hamlin, 61, has served as Senior Vice President of Operations of the Company since March 2011. From February 2009 until March 2011, Mr. Hamlin was a partner at Jamian McElroy & Hamlin LLC, a consulting firm specializing in transportation and infrastructure, domestic and international security and environmental issues. From 2004 until 2010, Mr. Hamlin held various executive positions at Norwegian Cruise Line Holdings Ltd. (“Norwegian”), most recently as Vice President Corporate Newbuild Projects, prior to that serving as Executive Vice President, New Building & Global Strategic Sourcing and before that holding the office of Executive Vice President, Fleet Operations & New Building. Prior to Norwegian, Mr. Hamlin worked for APL Ltd. where he most recently held the position of President, Americas Region and had previously served as Vice President, Operations. Mr. Hamlin joined the Company’s predecessor, Sea-Land Service, Inc. (“Sea-Land”), in 1986, and was Vice President, Transportation and Equipment Operations when he left Sea-Land in 1999.

In connection with Mr. Hamlin’s appointment as Executive Vice President and Chief Operating Officer, the Board of Directors (the “Board”) approved an annual base salary of $330,000, an annual target bonus pursuant to the Company’s Cash Incentive Plan of 60% of his annual base salary, and a grant of 175,000 additional restricted stock units (“RSUs”).

The grant of the RSUs was made pursuant to a Restricted Stock Unit Agreement dated June 1, 2013 (the “RSU Agreement”). One half (87,500) of the RSUs will vest on the following dates if Mr. Hamlin remains in continuous employment with the Company: 52,500 RSUs on March 31, 2014 and 35,000 on March 31, 2015. The other half (87,500) of the RSUs will vest on the following dates if Mr. Hamlin remains in continuous employment with the Company and certain performance goals established by the Board or the Compensation Committee of the Board have been met: 52,500 RSUs on March 31, 2014 and 35,000 on March 31, 2015. If any of the performance based RSUs do not vest on their assigned vesting dates solely because the performance goals are not met, then such RSUs shall remain outstanding and shall be eligible to vest on subsequent vesting dates to the extent performance goals are established and met for such subsequent year. All of the RSUs carry dividend equivalent rights. The foregoing summary is qualified in its entirety by reference to the full text of the form of RSU Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

A copy of the press release issued by the Company regarding the appointment of Mr. Hamlin is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Restricted Stock Unit Agreement dated June 1, 2013.

99.1	Press Release of Horizon Lines, Inc. dated June 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.
(Registrant)

Date: June 5, 2013	By:	/s/ Michael T. Avara
Michael T. Avara
Executive Vice President and
Chief Financial Officer

Exhibit Index

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Restricted Stock Unit Agreement dated June 1, 2013.

99.1	Press Release of Horizon Lines, Inc. dated June 5, 2013.